                                                                                                                     Rule 497(e)
                                                                                         File Nos. 33-73832
811-08268

Supplement Dated April 24, 2013, to Statement of Additional Information Dated April 30, 2012 (the "SAI")

On April 24, 2013, Mr. Rodney Yee submitted his resignation as a Trustee of Firsthand Funds (the “Funds”). His resignation was accepted by the Board of Trustees (the “Board”). The Board’s Nominating Committee nominated, and the Board unanimously elected, Mr. Kimun Lee to serve as the successor disinterested Trustee.

Effective immediately, Kimun Lee has replaced Rodney Yee as a Trustee of Firsthand Funds.  Shareholder approval of his election is not required.

In accordance with this change, the SAI is hereby revised to delete references to Rodney Yee and add the following information under the sub-heading referenced below:

On page 14, under the sub-heading entitled “Trustees and Officers,” the following table provides information about the incoming disinterested trustee:

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Disinterested Trustee:
Kimun Lee (1946) Trustee 150 Almaden Blvd., Suite 1250 San Jose, CA 95113	Since 2013
Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Diversified Alternatives Trust, , iShares Gold Trust, and iShares Silver Trust.
			Three	One iShares Delaware Trust Sponsor LLC